Exhibit 99.2

CSL US Inc.

Financial Statements for the Year Ended 30 June 2004

CSL US Inc.

Statement of Financial Performance

For the year ended 30 June 2004

	Notes	US$000
Revenue from ordinary activities	2	44,185
Carrying amount of investment sold		(23,933)
Other expenses from ordinary activities, excluding borrowing costs		(2,389)
Borrowing costs	3	(4,337)

Profit from ordinary activities before income tax expense	3	13,526
Income tax expense relating to ordinary activities	4	(5,387)

Profit from ordinary activities after income tax expense		8,139

Net profit attributable to members of CSL US Inc.		8,139

The above statement of financial performance should be read in conjunction with the accompanying notes.

CSL US Inc.

Statement of Financial Position

As at 30 June 2004

	Notes	US$000
CURRENT ASSETS
Cash assets	5	246
Receivables	6	180
Other	7	11,043

Total Current Assets		11,469

NON-CURRENT ASSETS
Receivables	8	82,156
Other Financial Assets	9	435,413
Other	10	439

Total Non-Current Assets		518,008

TOTAL ASSETS		529,477

CURRENT LIABILITIES
Payables	11	214

Total Current Liabilities		214

NON-CURRENT LIABILITIES
Interest Bearing Liabilities	12	88,313

Total Non-Current Liabilities		88,313

TOTAL LIABILITIES		88,527

NET ASSETS		440,950

EQUITY
Contributed equity	13	436,762
Retained Profits	14	4,188

TOTAL EQUITY	15	440,950

The above statement of financial position should be read in conjunction with the accompanying notes.

CSL US Inc.

Statement of Cash Flows

For the year ended 30 June 2004

	Notes	US$000
Cash flows from Operating Activities
Payments to suppliers		(12,169)
Interest received		1,137
Income taxes paid		(1,745)
Borrowing costs		(4,337)

Net cash outflow from operating activities	17	(17,114)

Cash flows from Investing Activities
Proceeds from sale of investment		43,109

Net cash inflow from investing activities		43,109

Cash flows from Financing Activities
Advances to related entities		(26,527)

Net cash outflow from financing activities		(26,527)

Net decrease in cash held		(532)

Cash at the beginning of the financial year		778
Exchange rate variations on foreign cash balances

Cash at the end of the financial year	5	246

The above statement of cash flows should be read in conjunction with the accompanying notes.

CSL US Inc.

Notes to and forming part of the Financial Statements

1.	Summary of Significant Accounting Policies

(a)	Basis of Preparation and Combination

These financial statements have been prepared for the purpose of enabling the inclusion of financial information in respect of the divestment of CSL US Inc. Subject to the basis of preparation outlined in this note, these financial statements comply with Australian accounting standards, other authoritative pronouncements of the Australian Accounting Standards Board and Urgent Issues Group Consensus views (Australian GAAP).

There have been departures from the disclosure requirements of Australian accounting standards where they are considered to be not applicable given the nature of these financial statements. In particular AASB 1034: Financial Report Presentation and Disclosures in respect of the disclosure of financial information for comparative periods.

The financial information included herein may not reflect the financial position, operating results or cash flows of CSL US Inc. under a different owner.

(b)	Currency of Preparation

All amounts are expressed in United States dollars, rounded to the nearest thousand, unless otherwise disclosed.

(c)	Tax effect accounting

Tax-effect accounting is applied using the liability method whereby income tax is regarded as an expense and is calculated on the accounting profit after allowing for permanent differences. To the extent timing differences occur between the time items are recognised in the financial statements and when items are taken into account in determining taxable income, the net related taxation benefit or liability, calculated at current rates, is disclosed as a future income tax benefit or a provision for deferred income tax. The net future income tax benefit relating to tax losses is not carried forward as an asset unless the benefit is virtually certain of being realised.

(d)	Recoverable Amount of Non-current Assets

Non-current assets measured using the cost basis are not carried at an amount above their recoverable amount, and where carrying values exceed this recoverable amount, assets are written down. In determining recoverable amount, the expected net cash flows have been discounted to their present value using a market determined, risk adjusted rate of 9.5%.

(e)	Revenue Recognition

Revenue is recognised to the extent that it is probable that the economic benefits will flow to the entity and the revenue can be reliably measured.

CSL US Inc.

Notes to and forming part of the Financial Statements

1.	Summary of Significant Accounting Policies (Cont…)

(f)	Cash and Cash Equivalents

Cash on hand and in banks and short-term deposits are stated at nominal value.

For the purpose of the statement of cash flows, cash includes cash on hand and at call deposits with banks or financial institutions and investments in money market instruments, net of bank overdrafts.

Bank overdrafts are carried at the principal amount. Interest is charged as an expense as it accrues.

(g)	Receivables

Current receivables are recognised and carried at the nominal amount due. They are non-interest bearing and have various repayment terms. Refer Note 19 for related party receivables.

(h)	Payables

Liabilities for creditors and other amounts are carried at cost which is the fair value of the consideration to be paid in the future for goods and services received, whether or not billed to the consolidated entity.

Trade and other creditors are non-interest bearing and have various repayment terms.

(i)	Interest bearing liabilities

Interest bearing liabilities are carried at nominal amount. Refer also, Note 12.

(j)	Shares in Controlled Entity

Shares are carried at the lower of cost and recoverable amount.

CSL US Inc.

Notes to and forming part of the Financial Statements (Cont…)

2	Revenue from Ordinary Activities

US$000
Proceeds from sale of investment	43,109
Interest received/receivable
Related parties - CSL Group entities	1,014
Other persons and/or corporations	62

Total interest received/receivable	1,076

Total revenue from ordinary activities	44,185

3	Operating Profit

Profit from ordinary activities before income tax includes the following net gains and expenses:

(a) Net gains/(losses)
Net gain on the sale of investment	19,176

(b) Expenses
Borrowing costs
Interest paid/payable
Related parties - CSL Group entities	27
Other persons and/or corporations	4,310

Total borrowing costs	4,337

Auditors remuneration - amounts received for the audit and review of financial reports	20

4	Income Tax

The income tax expense for the financial year differs from the amount calculated on the profit. The differences are reconciled as follows:

Profit from ordinary activities before income tax expense	13,526

Income tax calculated at 30%	4,058

Tax effect of permanent differences - sundry items	(58)
Effects of different rates of tax on US income	1,387

Income tax expense attributable to profit from ordinary activities	5,387

CSL US Inc.

Notes to and forming part of the Financial Statements (Cont…)

5	Current Assets - Cash assets

US$000
Cash at bank and on hand	246

6	Current Assets - Receivables

Sundry debtors	180

7	Current Assets - Other

Prepayments	7,828
Advance tax instalments	3,147
Deferred Borrowing Costs	68

11,043

8	Non-Current Assets - Receivables

Related bodies corporate	82,156

9	Non-Current Assets - Other financial assets

Shares in controlled entities	435,413

Controlled entities:	Country of incorporation	Percentage owned
JRH Biosciences Inc	USA	100
ZLB Bioplasma Inc	USA	100
ZLB Holdings Inc	USA	100

On 26 March 2004, the company disposed of its investment in Biocor Animal Health Inc. to Pfizer Inc.

On 31 March 2004 the entity acquired ZLB Bioplasma (Hong Kong) Limited from CSL International Pty Ltd to be settled by the issue of $255,000,000 of equity in the company to CSL International Pty Ltd. On the same day, the company transferred its investment in ZLB Bioplasma (Hong Kong) Limited to its fully owned subsidiary ZLB Holdings Inc for $255,000,000.

10	Non-Current Assets - Other

Deferred Borrowing Costs	439

11	Current Liabilities - Payables

Creditors and accruals	214

12	Non-Current Liabilities - Interest Bearing Liabilities

Senior Unsecured Notes	75,000
Related bodies corporate	13,313

88,313

The Senior Unsecured Notes are in the US Private Placement market. The Notes mature in December 2012 with interest fixed at 5.30% and 5.90%. Repayments are made biannually from December 2006 to December 2012.

CSL US Inc.

Notes to and forming part of the Financial Statements (Cont…)

13	Contributed Equity

US$000
Ordinary shares fully paid	181,762
Equity to be issued (refer Note 16)	255,000

436,762

On 31 March 2004 the entity acquired ZLB Bioplasma (Hong Kong) Limited from CSL International Pty Ltd to be settled by the issue of $255,000,000 of equity in the company to CSL International Pty Ltd. On the same day, the company transferred its investment in ZLB Bioplasma (Hong Kong) Limited to its fully owned subsidiary ZLB Holdings Inc for $255,000,000.

14	Retained Profits and Dividends

Retained losses at the beginning of the financial year	(3,951)
Net profit attributable to CSL US Inc	8,139

Retained profits at the end of the financial year	4,188

15	Equity

Total equity at the beginning of the financial year	177,811
Total changes in equity recognised in the statement of financial performance	8,139
Transactions with owners as owners Contributed equity	255,000

Total equity at 30 June	440,950

Number of shares on issue at commencement of financial year	3,509
Shares issued in respect of 31 March 2004 contribution (refer Note 13 and 16)	3,694

Total number of shares on issue	7,203

16	Subsequent Events

On 31 August 2004 the company contributed the share capital of ZLB Bioplasma Inc to ZLB Holdings Inc, a 100% owned subsidiary of the company.

On 17 November 2004 the company issued a Share Certificate in respect of the $255,000,000 equity contribution referred to in Note 13 as “Equity to be issued”.

On 20 December 2004 the company received a dividend from JRH Biosciences Inc of $39,619,000 and paid a dividend to CSL International Pty Ltd of $41,440,500.

On 20 December 2004 the company was relieved of it’s obligations under the Senior Unsecured Notes with the liability transferred to ZLB Holdings Inc.

On 17 January 2005 the company contributed the share capital of ZLB Holdings Inc to CSL International Pty Ltd. The consideration for the transfer was the repurchase by the company of 3,783 shares previously held by CSL International Pty Ltd.

On 18 January 2005 CSL Limited entered into a Purchase and Sale agreement with Sigma-Aldrich for the sale of the JRH Group. The contract was settled on 28 February 2005.

There were no other material events for the period subsequent to year end to 28 February 2005. The directors of CSL Limited have obtained a written representation from Sigma Aldrich management confirming that there are no material subsequent events from that date to the date of the signing of this report.

CSL US Inc.

Notes to and forming part of the Financial Statements (Cont…)

17	Reconciliation of Profit from Ordinary Activities after Tax to Cash Flows from Operations

US$000
Profit from ordinary activities after tax	8,139

Profit from sale of investment	(19,176)
Changes in assets and liabilities
Increase in receivables	(180)
Increase in other assets	(4,125)
Decrease in payables	(1,772)

Net cash inflow from operating activities	(17,114)

18	Segment Information

CSL US operates in one primary business segment being the investment in subsidiary companies and in one geographic segment, the United States of America.

19	Related Parties

Ultimate Controlling Entity

The Ultimate Controlling Entity at 30 June 2004 was CSL Limited.

Transactions with CSL Limited

CSL US entered into the following transactions with related parties:

Loans were advanced to and repayments received from CSL group companies. In accordance with CSL Group policies interest was charged ($1,014,000) and paid ($27,000) by CSL US Inc. Interest was charged at 3 month LIBOR plus a margin reflecting the CSL Group cost of funds on loans considered as financing, those with a term greater than 3 months.

CSL US Inc was the tax paying entity in a US tax group comprising the US domiciled entities in the CSL Group. Tax liabilities were discharged by CSL US Inc on behalf of the members of the tax group with amounts settled through intercompany loan accounts.

Directors

The following individuals were directors of CSL US Inc during the financial year and up to the date of sale (refer Note 16 Subsequent Events):

Dr B A McNamee

Mr L J Wood

Mr A M Cipa

Mr P Wade

Dr McNamee and Mr Cipa are executives of the ultimate parent entity and do not receive remuneration in their capacity as directors of CSL US Inc.

Mr Wade is Chairman of the ultimate parent entity and does not receive remuneration in the capacity as director of CSL US Inc. Mr Wood is a former executive of the ultimate parent entity and did not receive any remuneration in the capacity as director of CSL US Inc.

CSL US Inc.

Notes to and forming part of the Financial Statements (Cont…)

20	Additional Information

Domicile & Country of Incorporation	United States of America

Registered Office	1209 Orange Street, Wilmington, Delaware

Principal Place of Business	1020 First Avenue, King of Prussia, Pennsylvannia

Description of Principal Activities	Holding Company

Name of Parent Entity	CSL International Pty Ltd

Name of Ultimate Parent Entity	CSL Limited

Number of Employees	nil

21	Adoption of International Financial Reporting Standards

This disclosure was published in the CSL Limited Group 30 June 2004 Financial Report and may not be applicable to CSL US Inc under different ownership.

The Australian Accounting Standards Board (AASB) is adopting International Financial Reporting Standards for application to reporting periods beginning on or after 1 January 2005. This means that the CSL Group will be required to prepare financial statements for the year ending 30 June 2006 that comply with Australian equivalents of International Financial Reporting Standards (AIFRS) and their related pronouncements as issued and recognised by the AASB.

The CSL Group will report its compliance with AIFRS for the first time for the half-year ended 31 December 2005. The transitional rules for the first time adoption of AIFRS require that entities restate their comparative financial statements using all Australian equivalents of IFRSs, except for AASB 132 Financial Instruments: Disclosure and Presentation and AASB 139 Financial Instruments: Recognition and Measurement.

The majority of the adjustments required on transition are required to be made to opening retained earnings in the opening AIFRS balance sheet as at 1 July 2004. However, transitional adjustments relating to those standards where comparatives are not required will be made to opening retained earnings at 1 July 2005. Comparatives restated under AIFRS will not be reported in the financial statements until 31 December 2005, being the first half year reported in compliance with AIFRS.

The CSL Group established a formal AIFRS Steering Committee in 2003 to plan and manage the convergence to AIFRS, monitor the developments in AIFRS and ensure it is prepared to report under AIFRS in accordance with the timetable outlined above. The AIFRS Steering Committee includes senior members of management, is monitored by the Group Finance Director, and reports to the Audit and Risk Management Committee on the progress towards transition. As a part of the project for the implementation of AIFRS, the AIFRS Steering Committee set-up seven specific project teams, each responsible for evaluating the impact of a specific group of accounting changes associated with the transition to AIFRS. In addition, a dedicated resource for the project was employed during the year.

The project has been separated into four phases - Impact analysis, design and planning, solution development and implementation. The impact analysis and design and planning phases are largely completed and work has begun on the solution development and implementation phases. Internal training on AIFRS has already been conducted for several subsidiaries and divisions in Australia, New Zealand and the USA.

CSL US Inc.

Notes to and forming part of the Financial Statements (Cont…)

Set out below are the key areas where accounting policies will change and may have an impact on the financial statements of the CSL Group. It should be noted that at this stage the CSL Group has not fully quantified the impacts of each area on the financial statements.

The key areas are as follows:

Goodwill Under AASB 3 Business Combinations, goodwill acquired in a business combination will not be amortised. Instead it will be subject to annual impairment testing focussing on the cash flows of related cash generating units. This will result in a change to the current accounting policy, under which goodwill is both amortised on a straight line basis over the period during which the benefits are expected to arise, and not exceeding 20 years, and subject to a recoverable amounts review.

Employee Benefits The CSL Group does not currently recognise an asset or liability for the net position of the defined benefit schemes it sponsors, except for the recognition of any net liabilities on acquisition of controlled entities. Under AASB 119 Employee Benefits the CSL Group will be required to recognise the net position of each scheme based on actuarial valuations on the statement of financial position. The initial adjustment on transition will be recognised through retained earnings and subsequent adjustments will be to the statement of financial performance.

Share-based Payments The CSL Group currently does not recognise an expense for options or performance rights issued under the current plans. Under AASB 2 Share-based Payments, the CSL Group will be required to recognise an expense for all share-based remuneration issued after 7 November 2002 which has not vested as at 1 January 2005. The expense is based on the fair value of the equity instruments issued at the grant date.

Income Taxes Under AASB 112 Income Taxes a new method of accounting for income taxes, known as the “balance sheet liability method”, will be adopted, replacing the current “tax effect income statement” approach used by the CSL Group. The new method recognises deferred tax balances in the statement of financial position when there is a difference between the carrying value of an asset or liability and its tax base. Adoption of this new method may result in increased deferred tax assets and liabilities and, as tax effects follow the underlying transaction, some tax effects will be recognised directly in equity.

Government Grants Where government grants are provided for the acquisition or construction of a long-term asset, AASB 120 Accounting for Government Grants and Disclosure of Government Assistance requires the amount of the grant to be recognised as income over the periods necessary to match the grant with the related costs that are intended to be compensated. Under current Australian Accounting Standards, such grants are recognised immediately as revenue.

Hedging and financial Instruments AASB 139 Financial Instruments: Recognition and Measurement is required to be adopted by the CSL Group prospectively from 1 July 2005. This standard requires all financial instruments to be recognised in the statement of financial position and all derivatives and most financial assets to be carried at fair market value. AASB 139 recognises fair value hedge accounting, cash flow hedge accounting and hedges of investments in foreign operations. Fair value and cash flow hedge accounting can only be considered where designation, documentation and effectiveness tests are met on both a prospective and retrospective basis. Ineffectiveness outside the prescribed range precludes the use of hedge accounting and may result in amounts recognised in the statement of financial performance, which had not been recognised previously.

CSL US Inc.

Notes to and forming part of the Financial Statements (Cont…)

22	Financial Instruments

Interest Rate Risk Exposure

CSL US Inc is exposed to interest rate risk through primary financial assets and liabilities. Under CSL Group Treasury policies the entity is not permitted to enter into derivative financial instruments.

The following table summarises interest rate risk for the entity together with effective interest rates as at balance date.

	Floating Rate	Non interest bearing	Total	Average Interest Rate
June 2004	$’000	$’000	$’000%
Financial Assets
Cash at bank	246	—	246	0.70
Sundry debtors	—	180	180
Other Financial Assets	—	507	507

	246	687	933

Financial Liabilities
Creditors and accruals	—	214	214
Senior Unsecured Notes	75,000	—	75,000	5.66

	75,000	214	75,214

Foreign Exchange Risk

CSL US Inc transactions are all conducted in US dollars.

Credit Risk

Credit risk represents the extent of credit related losses that the entity may be subject to on amounts to be received from financial instruments. The entity, while exposed to credit related losses in the event of non performance by counterparties to financial instruments, does not expect any counterparties to fail to meet their obligations.

The maximum exposure to credit risk at balance date to recognised financial assets is the carrying amount, net of any provision for doubtful debts, as disclosed in the statement of financial position and notes to the financial statements.

The location of all credit risk in CSL US Inc is the USA, with the concentration of financial assets by industry classification is 82% financial institutions and 18% other.

Net Fair Values of Financial Assets and Liabilities

The carrying amounts of financial assets and financial liabilities held at balance date approximates their net fair value.

CSL US Inc.

Notes to and forming part of the Financial Statements (Cont…)

23	Narrative of Differences Between United States and Australian GAAP

The accompanying financial statements are presented in accordance with accounting principles generally accepted in Australia (AGAAP). Certain differences exist between AGAAP and accounting principles generally accepted in the United States (USGAAP). The accompanying financial statements could be materially affected by differences between USGAAP and AGAAP in accounting for the following:

Income Tax

USGAAP requires a “balance sheet” approach to calculating tax effect balances while AGAAP adopts a “profit and loss” approach to income tax accounting (refer to Note 1(c)). Under USGAAP, entities are required to calculate deferred income taxes based on temporary differences, which are the differences between the carrying amount of assets/liabilities for financial statement purposes and their basis for income tax purposes.

Income Statement Presentation

USGAAP requires that the gain on sale be reflected in other income as the net of sales price and carrying value. AGAAP requires the proceeds to be classified as revenue and the net gain disclosed separately.

If the accompanying financial statements had been prepared in accordance with USGAAP, the financial position and results of operations could be materially different than as accounted for under AGAAP.

CSL US Inc.

Directors’ Declaration

We, being the directors of CSL Limited, as vendors of CSL US Inc, state that: the financial statements and associated notes of CSL US Inc:

(i) presents fairly the Company’s financial position as at 30 June 2004 and of its performance for the 12 months ended on that date; and

(ii) comply with the Accounting Standards as outlined in Notes 1 and 23 to the financial statements.

Tony Cipa Finance Director

Brian McNamee Managing Director

Melbourne May 2005

Report of Independent Auditors

The Board of Directors of CSL Limited

We have audited the accompanying statement of financial position of CSL US Inc. as of June 30, 2004, and the related statement of financial performance, and cash flows for the one-year period ended June 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CSL US Inc. at June 30, 2004, and the results of its operations and its cash flows for the one-year period ended June 30, 2004, in conformity with Australian generally accepted accounting principles.

/s/ Ernst & Young

Melbourne, Australia

May 12, 2005